THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

InvestmentSolutionsSM Variable Annuity

Supplement dated March 25, 2019

This Supplement discusses a fund reorganization that will impact the investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us of the proposed reorganization of the LVIP ClearBridge Large Cap Managed Volatility Fund (“Acquired Fund”) into the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (“Acquiring Fund”). The reorganization is subject to shareholder vote at a meeting which will take place on May 9, 2019. If shareholders vote to approve the reorganization, the Acquired Fund will no longer be available as an investment option under your contract after the reorganization effective date (currently scheduled for May 24, 2019).

You will be able to transfer contract value from the Acquired Fund subaccount to any other subaccount under the contract without any fees or charges and without the transfer counting against the number of allowable transfers under your contract until May 24, 2019. Following the reorganization, contractowners of units of the Acquired Fund subaccount will automatically receive a proportionate value of units of the Acquiring Fund subaccount. Once the reorganization occurs, any future allocations previously designated to the Acquired Fund will be allocated to the Acquiring Fund.

The investment adviser of the Acquiring Fund is Lincoln Investment Advisors Corporation. The investment objectives, policies, and risks of the Acquiring Fund are similar to those of the Acquired Fund. For complete details relating to the Acquiring Fund, including fees and expenses, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.